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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 1, 2003
                                                         -----------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Ohio                      1-8769                   31-4362899
      ----------------           ----------------           --------------
      (State or other            (Commission File           (IRS Employer
      jurisdiction of                Number)              Identification No.)
       incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                          if changed since last report)





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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On September 1, 2003, R.G. Barry Corporation (the "Company"), as borrower, entered into a Second Amendment to Revolving Credit Agreement (the "Second Amendment") with The Huntington National Bank ("Huntington"), as lender. The Second Amendment amends the Revolving Credit Agreement between the Company and Huntington dated December 27, 2002 (the "Agreement"), as amended by the First Amendment to Revolving Credit Agreement between the Company and Huntington dated March 31, 2003 (the "First Amendment"). The Second Amendment increases the Company's borrowing capacity under the Agreement, as amended by the First Amendment, by an additional $4.0 million (up to a maximum of $36.0 million) for the period from September 1, 2003 to November 1, 2003. The Second Amendment also increased the maximum permitted ratio of average funded debt to EBITDA (earnings before interest, taxes, depreciation and amortization) for the fiscal quarter of the Company ending January 3, 2004 and each fiscal quarter of the Company thereafter.

     The Second Amendment is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, the Agreement, which was filed as Exhibit 99.1 to the Company's Form 8-K dated January 9, 2003, and the First Amendment, which was filed as Exhibit 4 to the Company's Form 10-Q for the quarter ended March 29, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) and (b) Not applicable.

     (c)    Exhibits.

             Exhibit No.        Description
             -----------        -----------

                      4 Second Amendment to Revolving Credit Agreement dated September 1, 2003, by and between The Huntington National Bank and R.G. Barry Corporation














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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      R.G. BARRY CORPORATION


Dated:  September 3, 2003             By: /s/ Daniel D. Viren
                                          --------------------------------------
                                          Daniel D. Viren
                                          Senior Vice President-Finance, Chief
                                          Financial Officer, Secretary and
                                          Treasurer

























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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated September 1, 2003

                             R. G. Barry Corporation


Exhibit No.            Description
-----------            -----------

         4 Second Amendment to Revolving Credit Agreement dated September 1, 2003, by and between The Huntington National Bank and R.G. Barry Corporation
























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